Exhibit 99.4

Grant Park Fund Class A, B, Global 1 and Global 3 Units Monthly Performance Report • July 2011 Consider your alternatives. Invest smarter.(R) GRANT PARK FUND® DCM Brokers, LLC Member FINRA/SIPC Servicing Agent 626 W. Jackson, Suite 600 Chicago, IL 60661 This sales and advertising literature must be read in conjunction with the prospectus in order to understand fully all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. The information in this document is valid only as of the date hereof and may be changed without notice. This communication is confidential and is intended solely for the information of the person to whom it has been delivered.

2 Grant Park Fund Performance Report • July 2011

Market Commentary: July Currencies: The U.S. dollar slipped confidence fell while Congress debt ceiling. Investors sought safe-haven currencies, including fell when Portuguese debt was the euro lower were fears the was beginning to affect larger posted gains as investors the Reserve Bank of Australia Energy: Despite heavy volatility markets were able to hold on positive. The crude oil market manufacturing data and decreases fell over 5% on weak industrial at month-end. Equities: European equity markets recent financial instability and Italy. In the U.S., because of the failed finished with modest gains against Fixed Income: U. major S. fixed-income currencies markets as failed uncertainty to reach regarding an agreement the overall on economic non-U.S. data, assets, ailing move European that played the Japanese a role in yen driving and Swiss demand reclassified Bund picked to up “junk” additional status. gains recent their focus financial outside instability of the U. in S. Grains/Foods: U. European S. nations. grains last marketsfinished The month Australian higher combination recent of jumps heat in waves inflation and to Reports raise of interest elevated rates demand sooner from throughout profits in the themonth, grains the and crude foods toto early-month reports showing gains weaker-than- and finish was world’s driven largest by reports sugar of exporter. strong Metals: in Gold U.S. and stockpiles. silver markets Natural respectively, demand forecasts as investors and cool global economic concerns. generally of the Eurozone fell as economy investors and feared lawmakers begin to affect pass a the plan economies to Italy. the critical In the factors U.S., equity that prices copper negotiations. markets rose Japanese because share of stoppage from at bullish a key Chilean manufacturing copper

(Closed to New Investment) 2000 2001 2002 2003 2004 2005 A Units 11.0% 7.0% 15.3%20.0% -7.6%-3.4% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2006 3.5% -3.3% 4.1% 9.5% -0.8%-2.9%-3.7% 2.2% -1.1%-0.6% 3.6% -0.9%9.1% 2007 1.3% -4.2%-4.6% 5.2% 4.6% 4.2% -3.7%-3.7% 8.8% 5.2% -0.7% 0.6% 12.6% 2008 2.5% 9.7% -0.6%-0.1% 2.1% 3.1% -5.1%-2.4% 1.3% 4.8% 2.8% 1.1% 19.9% 2009 -0.9%-0.8%-3.3%-1.7% 1.6% -3.4%-1.3% 1.1% 1.2% -2.6% 4.2% -3.6%-9.2% 2010 -8.0% 0.6% 4.1% 1.8% -3.8%-0.2%-1.7% 2.8% 3.2% 4.3% -2.6% 4.6% 4.5% 2011 -0.5% 2.3% -2.5% 3.8% -6.9%-3.8% 3.0% -5.0% to New Investment) 2003 2004 2005 B Units (Closed 7.7% -8.4%-4.3% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2006 3.4% -3.4% 4.0% 9.4% -0.9%-2.9%-3.7% 2.1% -1.2%-0.7% 3.5% -0.9%8.3% 2007 1.2% -4.3%-4.6% 5.2% 4.5% 4.1% -3.8%-3.8% 8.7% 5.2% -0.7% 0.6% 11.8% 2008 2.4% 9.6% -0.7%-0.2% 2.0% 3.0% -5.1%-2.5% 1.2% 4.7% 2.7% 1.0% 18.9% 2009 -1.0%-0.9%-3.3%-1.8% 1.6% -3.5%-1.3% 1.1% 1.1% -2.6% 4.2% -3.6%-9.9% 2010 -8.0% 0.6% 4.0% 1.7% -3.9%-0.3%-1.7% 2.7% 3.2% 4.3% -2.6% 4.5% 3.8% 2011 -0.6% 2.2% -2.5% 3.7% -7.0%-3.8% 3.0% -5.4% Global 1 Units Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2009 -0.3%2.0% -3.2%-1.3%1.1% 1.2% -3.2%3.8% -4.2%-4.3% 2010 -7.8%0.7% 3.7% 1.5% -2.2%0.3% -2.5%2.7% 2.0% 3.7% -2.1%3.6% 2.9% 2011 -0.7%2.0% -1.9%2.9% -6.5%-3.3%3.1% -4.7% Global 3 Units Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec YTD 2009 -0.4% 1.8% -3.5%-1.4% 0.9% 1.0% -3.4% 3.5% -4.4%-6.0% 2010 -8.0% 0.5% 3.4% 1.3% -2.4% 0.1% -2.7% 2.5% 1.8% 3.5% -2.3% 3.4% 0.7% 2011 -0.9% 1.8% -2.0% 2.8% -6.7%-3.5% 2.9% -5.9%

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund Performance Report • July 2011 3

A and B Units Performance reported Monthly Exposure by Sector Sector Positions at Month-End Global Units Trading Performance by Sector Performance reported is gross of fees and expenses. Monthly Exposure by Sector Sector Positions at Month-End Understand your Risks • Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund. • No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units. • Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss. • Commodity futures trading may be illiquid. • An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses. • Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income. • Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability. • Grant Park’s use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings. • You will have no right to participate in the management of Grant Park. • The structure and operation of Grant Park involves several conflicts of interest. Your annual tax liability may exceed cash distributions to you. ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

4 Grant Park Fund Performance Report • July 2011

Grant Park Fund At-A-Glance Product Global Units A and B Units Class 1 3 Closed to New Investment Account Type Fee-based Commission-based Minimum Investment $5,000 $5, 000 Retirement Account $1,000 $1, 000 Trading Strategy Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes. Break even Level 4.64% 7.12% Redemptions Monthly after 90 days Monthly after 90 days Penalty No 1.5% on a declining scale 0.5% per quarter Sectors Traded 6 6 Eligibility Varies by state, but not less than $300k net worth or $100k net worth and $85k income. IA and TN residents: Not less than $500k net worth or $100k net worth and $100k income. No investor should invest more than 10% of his/her net worth. Statistics —Class Correlation A Units Analysis:

2011 Class 1 AandUnits S&P Total 2 July 2001—June Moved in Opposite 45% 54 of 120 35% Positive Results for Both 42 of 120 20% Negative Results for 24 of 120 – 1/10)

1 Class A Units are closed to new Legacy or Global units, which have 2 It is not possible to directly invest Glossary he following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering: Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns. Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data. Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio’s performance. Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s draw downs are computed based on month-end equity values. Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted. All charts in this document were prepared by Dearborn Capital Management, LLC. ©2011 Grant Park Fund. All rights reserved. www.g8r6a6n-t2p4a2r-k4f0u5n5ds.com Sponsored by 2-0711DB242